November 24, 2003


Securities and Exchange Commission
File Room
450 5th Street, NW
Washington, DC  20549

RE:  DELAWARE GROUP FOUNDATION FUNDS
     CIK NO: 0001048133

Gentlemen:

     At this time we are electronically submitting on behalf of Registrant above mentioned, Form N-SAR for fiscal year ended 09/30/03. This filing includes: Auditor's Report.


Yours very truly,

/S/KENNETH E. CROCKETT, SR.
---------------------------
Kenneth E. Crockett, Sr.
Blue Sky Administrator
(215)  255-2127

KEC/jel
Enclosures